EXHIBIT 23.2




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------



To Griffon Corporation:


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated November 5, 1998 included in Griffon Corporation's Form 10-K for the year ended September 30, 1998 and to all references to our Firm included in this registration statement.


                              /s/ Arthur Andersen LLP
                              ARTHUR ANDERSEN LLP


August 2, 1999
Roseland, New Jersey